EXHIBIT 99.1


    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") by Royal Holiday Mobile Estates, the undersigned hereby certifies that:

1.   The Report complies in all material respects with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

Dated:  July 22, 2003

                                    /s/ Alan Schram
                                    -------------------------------------
                                    Name:  Alan Schram
                                    Title:  Chief Executive Officer
                                            and Chief Financial Officer